EXHIBIT 99.2

Unaudited Pro Forma Consolidated Financial Information

On July 26, 2013, CBIZ, Inc., a Delaware corporation (the “Company”), through its subsidiary CBIZ Operations, Inc., an Ohio corporation, entered into an agreement (the “Zotec Agreement”) with Zotec Partners, LLC, an Indiana limited liability company (“Zotec”), to sell all of the issued and outstanding capital stock of each of CBIZ Medical Management Professionals, Inc., an Ohio corporation, and CBIZ Medical Management, Inc., a North Carolina corporation, and substantially all of the stock of their subsidiary companies, collectively consisting of all of CBIZ’s Medical Management Professionals ongoing operations and business (“MMP”).

On August 30, 2013, pursuant to the terms of the Zotec Agreement, the Company completed the divestiture of its MMP business to Zotec for consideration of $201.6 million, subject to adjustments for working capital as defined in the Zotec Agreement.

Concurrent with the completion of the Zotec Agreement, the Company completed the purchase of 3,858,334 shares of the Company’s common shares from Westbury (Bermuda) Ltd. (“Westbury”), pursuant to a Stock Purchase Agreement that was entered into on July 26, 2013 between the Company and its largest shareholder, Westbury. The Company paid Westbury a total of $25,657,921, which represents a price per share of $6.65.

The unaudited pro forma consolidated balance sheet of the Company as of June 30, 2013 is presented as if the disposition occurred on June 30, 2013. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2013 and for the years ended December 31, 2012, 2011 and 2010 are presented as if the disposition occurred on January 1, 2010 and exclude the results of discontinued operations.

The results of operations of the MMP business were classified as discontinued operations in the unaudited consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q as of and for the six months ended June 30, 2013. As such, in the condensed consolidated statement of operations for the six months ended June 30, 2013, there are no pro forma adjustments to continuing operations necessary to reflect the disposition.

The following unaudited pro forma consolidated financial statements are presented for illustrative purposes only and have been prepared to give effect to the sale of MMP and reflect what the financial statements would have reported if the sale of MMP occurred at the beginning of the earliest date presented. The resulting pro forma financial information of the continuing operations of the Company are not necessarily indicative of future results of operations or financial condition.

CBIZ, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET AND NOTES - UNAUDITED

JUNE 30, 2013

(In thousands)

		Pro Forma Adjustments
	Previously	MMP		Proceeds
	Reported	Items		and Other		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$1,187	$—		$7,142	(b)	$8,329
Restricted cash	28,219	—		—		28,219
Accounts receivable, net	161,402	—		—		161,402
Deferred income taxes—current	12,138	—		—		12,138
Other current assets	12,978	—		1,600	(c)	14,578
Assets of discontinued operations	102,087	(102,087	)(a)	—		—

Current assets before funds held for clients	318,011	(102,087)		8,742		224,666
Funds held for clients	116,370	—		—		116,370

Total current assets	434,381	(102,087)		8,742		341,036
Property and equipment, net	18,210	—		—		18,210
Goodwill and other intangible assets, net	474,981	—		—		474,981
Assets of deferred compensation plan	44,964	—		—		44,964
Other assets	7,693	—		—		7,693

Total assets	$980,229	$(102,087)		$8,742		$886,884

LIABILITIES
Current liabilities:
Accounts payable	$40,766	$—		$—		$40,766
Income taxes payable—current	8,612	—		48,700	(d)	57,312
Accrued personnel costs	30,168	—		—		30,168
Notes payable—current	4,875	—		—		4,875
Contingent liabilities—current	14,456	—		—		14,456
Other current liabilities	19,785	—		—		19,785
Liabilities of discontinued operations	11,553	(11,553	)(a)	—		—

Current liabilities before client fund obligations	130,215	(11,553)		48,700		167,362
Client fund obligations	116,338	—		—		116,338

Total current liabilities	246,553	(11,553)		48,700		283,700
Convertible notes, net	123,810	—		—		123,810
Bank debt	204,000	—		(164,000	)(b)	40,000
Income taxes payable—non-current	4,280	—		—		4,280
Deferred income taxes—non-current	875	—		—		875
Deferred compensation plan obligations	44,964	—		—		44,964
Contingent liabilities—non-current	19,798	—		—		19,798
Accrued expenses—non current	11,297	—		—		11,297

Total liabilities	655,577	(11,553)		(115,300)		528,724

STOCKHOLDERS’ EQUITY
Common stock	1,131	—		—		1,131
Additional paid-in capital	563,646	—		—		563,646
Retained earnings	132,580	(90,534	)(e)	149,700	(e)	191,746
Treasury stock	(371,890)	—		(25,658	)(f)	(397,548)
Accumulated other comprehensive loss	(815)	—		—		(815)

Total stockholders’ equity	324,652	(90,534)		124,042		358,160

Total liabilities and stockholders’ equity	$980,229	$(102,087)		$8,742		$886,884

(a)	Represents the assets and liabilities of MMP that were previously determined to be held for sale.
(b)	Proceeds from sale of MMP, net of closing costs and adjustments of $4.8 million, less $25.7 million used to repurchase 3.86 million shares of the Company’s common shares from Westbury (Bermuda) Ltd., and $164.0 million to immediately pay down debt.
(c)	Proceeds from the sale of MMP in the form of a note receivable.
(d)	Estimated tax liability resulting from the gain on sale of MMP using a tax rate of 40%.
(e)	Collectively, the estimated after tax gain on the sale of MMP.
(f)	The repurchase of the Company’s common shares as described in note (b).

CBIZ, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND NOTES - UNAUDITED

FOR THE YEARS ENDED DECEMBER 31, 2012, 2011, AND 2010

(In thousands, except per share data)

	2012
	Previously	Adjustments for	CBIZ
	Reported	Sale of MMP (a)	Pro Forma (b)
Revenue	$766,094	$138,016	$628,078
Operating expenses	680,195	122,958	557,237

Gross margin	85,899	15,058	70,841
Corporate general and administrative expenses	30,422	213	30,209

Operating income	55,477	14,845	40,632
Total other expense, net	5,074	1,054	4,020

Income from continuing operations before income tax expense	50,403	13,791	36,612
Income tax expense	19,328	5,349	13,979

Income from continuing operations	$31,075	$8,442	$22,633

Basic weighted average common shares outstanding	49,002		49,002
Diluted weighted average common shares outstanding	49,252		49,252
Basic earnings per share from continuing operations	$0.63	$0.17	$0.46
Diluted earnings per share from continuing operations	$0.63	$0.17	$0.46

	2011
	Previously	Adjustments for	CBIZ
	Reported	Sale of MMP (a)	Pro Forma (b)
Revenue	$733,805	$141,046	$592,759
Operating expenses	644,269	124,668	519,601

Gross margin	89,536	16,378	73,158
Corporate general and administrative expenses	31,583	50	31,533

Operating income	57,953	16,328	41,625
Total other expense, net	10,986	1,060	9,926

Income from continuing operations before income tax expense	46,967	15,268	31,699
Income tax expense	18,383	6,092	12,291

Income from continuing operations	$28,584	$9,176	$19,408

Basic weighted average common shares outstanding	49,328		49,328
Diluted weighted average common shares outstanding	49,599		49,599
Basic earnings per share from continuing operations	$0.58	$0.19	$0.39
Diluted earnings per share from continuing operations	$0.58	$0.19	$0.39

	2010
	Previously	Adjustments for	CBIZ
	Reported	Sale of MMP (a)	Pro Forma (b)
Revenue	$730,401	$148,425	$581,976
Operating expenses	644,335	131,754	512,581

Gross margin	86,066	16,671	69,395
Corporate general and administrative expenses	29,584	4	29,580

Operating income	56,482	16,667	39,815
Total other expense, net	11,310	1,140	10,170

Income from continuing operations before income tax expense	45,172	15,527	29,645
Income tax expense	17,017	6,189	10,828

Income from continuing operations	$28,155	$9,338	$18,817

Basic weighted average common shares outstanding	57,692		57,692
Diluted weighted average common shares outstanding	58,193		58,193
Basic earnings per share from continuing operations	$0.49	$0.16	$0.33
Diluted earnings per share from continuing operations	$0.48	$0.16	$0.32

(a)	Adjustments for MMP include the previously reported operating results for MMP as well as adjustments for allocation of interest expense and income tax expense. Income tax expense was calculated using the estimated effective tax rate for MMP.
(b)	The CBIZ Pro Forma reflects the adjusted results of operations after the divestiture of MMP.

CBIZ, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND NOTES - UNAUDITED

SIX MONTHS ENDED JUNE 30, 2013

(In thousands, except per share data)

	Previously	Adjustments for	CBIZ
	Reported	Sale of MMP (a)	Pro Forma
Revenue	$373,945	$—	$373,945
Operating expenses	311,625	—	311,625

Gross margin	62,320	—	62,320
Corporate general and administrative expenses	17,633	—	17,633

Operating income	44,687	—	44,687
Total other expense, net	5,892	—	5,892

Income from continuing operations before income tax expense	38,795	—	38,795
Income tax expense	16,441	—	16,441

Income from continuing operations	$22,354	$—	$22,354

Basic weighted average common shares outstanding	49,535		49,535
Diluted weighted average common shares outstanding	49,891		49,891
Basic earnings per share from continuing operations	$0.45	$—	$0.45
Diluted earnings per share from continuing operations	$0.45	$—	$0.45

(a)	The results of operations of MMP were classified as discontinued operations in the unaudited consolidated financial statements and notes thereto included in CBIZ’s Quarterly Report on Form 10-Q as of and for the six months ended June 30, 2013. As such, no pro forma adjustments to continuing operations are necessary to reflect the divestiture.